Premier GNMA Fund
Letter to Shareholders
Dear Shareholder:
    We are pleased to provide you with this report on the Premier GNMA Fund. For its annual reporting period ended December 31, 1995, your Fund produced total returns of 15.43%, 14.83% and 2.42% for Class A, Class B and Class C shares, respectively.* Income dividends per share of approximately $.912 were paid for Class A shares, approximately $.839 for Class B shares and approximately $.159 for Class C shares, producing distribution rates per share of 5.94%, 5.72% and 5.14%, respectively.**
THE ECONOMY
    Additional evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve Board to further ease the Federal Funds rate in December. (The Federal Funds rate is the rate at which the nation's banks borrow money from each other; all other short-term rates are based on this rate.) This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest 25 basis-point reduction in December put the rate at 5.50%. Major incentives for this additional reduction were the inflation report in November _ the increase in the Consumer Price Index was flat for the first time in 4 1/2 years _ and the generally slow rate of economic growth. As it did in July, the Federal Reserve left unchanged the discount rate _ the rate at which the Federal Reserve lends money to member banks. The discount rate remained at 5.25% throughout 1995.
    Signs of economic slowdown increased during the latter half of the year. Weakening retail sales and very modest industrial production lent credence to fears about the possibility of a recession. Consumer spending was inhibited last year by the slow rate of new job creation, sluggish growth in wages and salaries, and the continued trend of corporate cost-related layoffs. The lethargic pace of consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.
    Industrial production climbed modestly during the year. By November, though, the nation's factories operated at only 83.1% of capacity, down for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices. Furthermore, inventories built up by year-end, another sign of slackening demand.
    The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, reductions in annually appropriated spending will tend to retard the economy. With an agreement, the combination of cuts in appropriations and other spending reductions should have the same effect.
    There are strong indications that inflation is under control. Until mid-year 1995, fear of inflation was the overriding concern of the Federal Reserve. Now, the focus seems to have shifted to actions designed to avoid recession. In an election year, few things are less desirable for political incumbents than recession.
THE PORTFOLIO
    Over the last 12 months, the total return of the Fund lagged the total return of the Lehman Brothers GNMA Index, which was 17.05% for the same time period.*** For the last three months of the Fund's reporting period, we closed the gap to where the Lehman Brothers Index returned 3.29% versus
3.41% for the Fund's Class A shares, 3.28% for Class B shares, and 2.42% for Class C shares.+

    With interest rates declining over the course of last year, we have made some specific adjustments to the portfolio. These adjustments were made in an attempt to curtail the negative impact that faster prepayments would have on mortgages at this point in the interest rate cycle. The Fund's portfolio has been restructured so that nearly all of the mortgage securities held are seasoned. This means that these mortgage securities were issued at least two years ago and have been through at least one refinancing cycle and will probably withstand the negative effects of another. We believe these seasoned securities should prepay more slowly than recently issued mortgage securities and should provide the shareholder with a better total return.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                                  Very truly yours,

                              [Garitt A. Kono signature logo]

                                  Garitt A. Kono
                                  Portfolio Manager
January 15, 1996
New York, N.Y.

* Total return includes the reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares. Class C total return is calculated since its inception on October 16, 1995.
**   Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share at the end of the period in the case of Class B and C shares. Distribution rate for Class C shares is annualized.
*** Source: LIPPER ANALYTICAL SERVICES, INC. The Lehman Brothers GNMA Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15 and 30-year fixed rate GNMA securities backed by mortgage pools of the Government National Mortgage Association. The Index does not take into account charges, fees and other expenses.
+    Class C total return is calculated since its inception on October 16,
1995.


Premier GNMA Fund                                  December 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER GNMA FUND CLASS A SHARES AND
THE LEHMAN BROTHERS GNMA INDEX
[Exhibit A:
$21,953
Lehman Brothers
GNMA Index*
Dollars
$20,959
Premier GNMA Fund
(Class A Shares)
*Source: Lehman Brothers]


Average Annual Total Returns
                        Class A Shares                                              Class B Shares
                  ------------------------------                           ------------------------------
                                                                                                             % Return Reflecting
                                                 % Return                                                  Applicable Contingent
                                                 Reflecting                                      % Return    Deferred Sales
                         % Return Without      Maximum Initial                                  Assuming No    Charge Upon
Period ended 12/31/95     Sales Charge          Sales Charge (4.5%)     Period ended 12/31/95   Redemption      Redemption*
---------------------     ----------------        -----------------     ---------------------   ----------      ------------
1 Year                        15.43%                    10.22%           1 Year                    14.83%           11.83%
5 Years                        8.30                      7.30            From Inception (1/15/93)   5.88             5.29
From Inception (1/29/87)       9.21                      8.65

Actual Aggregate Total Returns

                        Class C Shares
                 ______________________________
                                         % Return Reflecting
                                         Applicable Contingent
                              % Return   Deferred Sales
                            Assuming No  Charge Upon
Period ended 12/31/95        Redemption  Redemption**
---------------------         ---------   -----------
From Inception (10/16/95)    2.42%             1.42%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Premier GNMA Fund on 1/29/87 (Inception Date) to a $10,000 investment made in the Lehman Brothers GNMA Index on that date. For comparative purposes, the value of the Index on 1/31/87 is used as the beginning value on 1/29/87. All dividends and capital gain distributions are reinvested. Performance for Class B shares and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Fund invests primarily in Ginnie Maes and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Fund, the Lehman Brothers GNMA Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15 and 30-year fixed rate GNMA securities backed by mortgage pools of the Government National Mortgage Association. All issues have at least one year to maturity and an outstanding par value of at least $100 million. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* Maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after five years.
**Maximum contingent deferred sales charge for Class C shares is 1% within one year of the date of purchase.


Premier GNMA Fund
Statement of Investments                                                                                  December 31, 1995
                                                                                                   Principal
Bonds and Notes-92.4%                                                                                Amount           Value
                                                                                                     _______         _______
Mortgage-Backed Securities-83.3%
Government National Mortgage Association I:
    7% (a)..................................................................                      $  10,000,000   $ 10,112,500
    7%, 6/15/2008-12/15/2023................................................                         33,415,009     33,902,552
    7 1/2% (a)..............................................................                         20,000,000     20,687,400
    7 1/2%, 2/15/2022-11/15/2024............................................                         22,929,717     23,620,716
    8%, 5/15/2017-10/15/2024................................................                          8,373,579      8,736,645
    8 1/2%, 11/1/2019-3/15/2025.............................................                         14,036,826     14,767,564
    9%, 4/15/2016-12/15/2022................................................                         10,272,314     10,948,271
    9 1/2%, 10/15/2016-1/15/2025............................................                          9,683,202     10,448,304
    10%, 10/15/2016-10/15/2020..............................................                          1,405,107      1,548,730
    10 1/2%, 2/15/2016-8/15/2019............................................                            581,995        648,140
    11%, 2/15/2010-8/15/2019................................................                          2,950,279      3,322,287
    11 1/2%, 1/15/2013......................................................                            225,586        250,540
                                                                                                                     ---------
                                                                                                                   138,993,649
                                                                                                                     ---------
Government National Mortgage Association II;
    11%, 7/20/2013-10/20/2015...............................................                          2,619,337      2,891,093
                                                                                                                     ---------
Government National Mortgage Association I,
    Project Loan;
    9 1/4%, 10/15/2023......................................................                          4,816,504      5,115,994
                                                                                                                     ---------
Total Mortgage-Backed Securities............................................                                       147,000,736
                                                                                                                       =======
U.S. Treasury Notes_9.1%
    6 1/2%, 8/15/2005 (b)...................................................                         15,000,000     15,996,090
                                                                                                                       =======
TOTAL BONDS AND NOTES
    (cost $156,979,637).....................................................                                      $162,996,826
                                                                                                                       =======

Premier GNMA Fund
Statement of Investments (continued)                                                                          December 31, 1995
                                                                                                      Principal
Short-Term Investments_24.5%                                                                            Amount           Value
                                                                                                      _______           _______
U.S. Treasury Bills:
    5.33%, 1/4/1996.........................................................                     $    5,759,000   $  5,757,157
    6.86%, 1/11/1996........................................................                          1,977,000      1,973,896
    5.46%, 1/25/1996........................................................                            413,000        411,670
    5.34%, 2/29/1996........................................................                            614,000        609,125
    6.08%, 3/7/1996 (b).....................................................                         16,000,000     15,852,800
    6.08%, 3/7/1996.........................................................                         18,883,000     18,709,277
                                                                                                                     ---------
TOTAL SHORT-TERM INVESTMENTS
    (cost $43,313,925)......................................................                                      $ 43,313,925
                                                                                                                      ========
TOTAL INVESTMENTS
    (cost $200,293,562).....................................................                            116.9%    $206,310,751
                                                                                                        =====         ========
LIABILITIES, LESS CASH AND RECEIVABLES......................................                            (16.9%)  $ (29,830,330)
                                                                                                        =====         ========
NET ASSETS  ...........................................................                                 100.0%    $176,480,421
                                                                                                        =====         ========
Notes to Statement of Investments:
    (a)  Purchased on a forward commitment basis.
    (b)  Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.




See notes to financial statements.



Premier GNMA Fund
Statement of Assets and Liabilities                                                                        December 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $200,293,562)-see statement.....................................                                    $206,310,751
    Interest receivable.....................................................                                       1,238,543
    Receivable for shares of Beneficial Interest subscribed.................                                         136,316
    Prepaid expenses........................................................                                          12,162
                                                                                                                     _______
                                                                                                                 207,697,772
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                 $       80,593
    Due to Distributor......................................................                         56,626
    Due to Custodian........................................................                        152,359
    Payable for investment securities purchased.............................                     30,791,615
    Payable for shares of Beneficial Interest redeemed......................                          8,876
    Accrued expenses........................................................                        127,282       31,217,351
                                                                                                     ______          _______
NET ASSETS  ................................................................                                    $176,480,421
                                                                                                                     =======
REPRESENTED BY:
    Paid-in capital.........................................................                                    $179,341,143
    Accumulated net realized (loss) on investments..........................                                      (8,877,911)
    Accumulated net unrealized appreciation on investments_Note 3...........                                       6,017,189
                                                                                                                     _______
NET ASSETS at value.........................................................                                    $176,480,421
                                                                                                                     =======
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                       9,178,660
                                                                                                                     =======
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                       2,858,191
                                                                                                                     =======
    Class C Shares
      (unlimited number of $.001 par value shares authorized)...............                                              70
                                                                                                                     =======
NET ASSET VALUE per share:
    Class A Shares
      ($134,545,047 / 9,178,660 shares).....................................                                          $14.66
                                                                                                                     =======
    Class B Shares
      ($41,934,347 / 2,858,191 shares)......................................                                          $14.67
                                                                                                                     =======
    Class C Shares
      ($1,027/ 70 shares)...................................................                                          $14.67
                                                                                                                     =======


See notes to financial statements.

Premier GNMA Fund
Statement of Operations                                                                         year ended December 31, 1995
INVESTMENT INCOME:
    Interest Income.........................................................                                     $13,207,081
    Expenses:
      Management fee-Note 2(a)..............................................                     $  972,298
      Shareholder servicing costs-Note 2(c).................................                        635,476
      Distribution fees-Note 2(b)...........................................                        194,472
      Custodian fees........................................................                         66,171
      Professional fees.....................................................                         58,725
      Registration fees.....................................................                         37,208
      Trustees' fees and expenses-Note 2(d).................................                         35,165
      Prospectus and shareholders' reports..................................                          9,350
      Miscellaneous.........................................................                         18,845
                                                                                                      _____
          Total Expenses....................................................                                       2,027,710
                                                                                                                     ______
          INVESTMENT INCOME-NET.............................................                                      11,179,371
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                     $6,055,099
    Net unrealized appreciation on investments..............................                      8,010,015
                                                                                                      _____
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                      14,065,114
                                                                                                                      ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $25,244,485
                                                                                                                      ======


See notes to financial statements.



Premier GNMA Fund
Statement of Changes in Net Assets
                                                                                               Year Ended December 31,
                                                                                          ________________________________
                                                                                           1994                      1995
                                                                                          _______                   ______
OPERATIONS:
    Investment income-net...................................................            $  12,477,594             $ 11,179,371
    Net realized gain (loss) on investments.................................              (15,855,259)               6,055,099
    Net unrealized appreciation (depreciation) on investments for the year..               (3,139,629)               8,010,015
                                                                                             _______                   _______
          Net Increase (Decrease) In Net Assets Resulting From Operations...               (6,517,294)              25,244,485
                                                                                             _______                   _______
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares........................................................              (10,554,358)              (8,886,343)
      Class B shares........................................................               (1,923,236)              (2,293,017)
      Class C shares........................................................                   __                          (11)
                                                                                             _______                   _______
          Total Dividends...................................................              (12,477,594)             (11,179,371)
                                                                                             _______                   _______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................               17,118,960               16,093,996
      Class B shares........................................................               14,080,674                8,057,178
      Class C shares........................................................                  --                         1,000
    Dividends reinvested:
      Class A shares........................................................                7,266,865                6,027,082
      Class B shares........................................................                1,207,098                1,439,805
      Class C shares........................................................                  __                            11
    Cost of shares redeemed:
      Class A shares........................................................              (64,284,402)             (40,036,785)
      Class B shares........................................................               (6,115,464)              (6,333,160)
                                                                                             _______                   _______
          (Decrease) In Net Assets From Beneficial Interest Transactions....              (30,726,269)             (14,750,873)
                                                                                             _______                   _______
            Total (Decrease) In Net Assets..................................             (49,721,157)                 (685,759)
NET ASSETS:
      Beginning of year.....................................................             226,887,337               177,166,180
                                                                                             _______                   _______
      End of year...........................................................            $177,166,180              $176,480,421
                                                                                             =======                   =======



                                                                            Shares
                                      -------------------------------------------------------------------------------

                                                  Class A                             Class B                   Class C
                                      ----------------------------       ----------------------------        ----------
                                          Year Ended December 31,          Year Ended December 31,            Year Ended
                                      ----------------------------       ----------------------------         December 31,
CAPITAL SHARE TRANSACTIONS:                 1994            1995             1994            1995             1995*
                                        _______           _______          _______          _______         _______
    Shares sold.............          1,204,210          1,144,697         989,793          567,691              69
    Shares issued for dividends
      reinvested............            516,077            424,403          85,980          101,147               1
    Shares redeemed.........         (4,564,951)        (2,840,710)       (437,183)        (446,457)            __
                                        _______            _______         _______          _______         _______
          Net Increase (Decrease)
            In Shares
            Outstanding.....         (2,844,664)        (1,271,610)         638,590          222,381              70
                                        =======            =======         =======          =======          =======
    *From October 16, 1995 (commencement of operations) to December 31, 1995.

See notes to financial statements.


Premier GNMA Fund
Financial Highlights
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                             Class A Shares                     Class B Shares      Class C Shares
                                            --------------------------------------------   ------------------------ --------------
                                                                                                                       Year Ended
                                                     Year Ended December 31,                Year Ended December 31,   December 31,
                                            --------------------------------------------   ------------------------
PER SHARE DATA:                             1991      1992      1993      1994      1995     1993(1)   1994     1995     1995(2)
                                            ___        ___       ___      ___        ___      ___       ___      ___      ___
    Net asset value, beginning of year     $14.38    $15.30    $14.90   $14.84     $13.54    $14.98  $14.84    $13.55    $14.48
                                            ___        ___       ___      ___        ___      ___       ___      ___      ___
    Investment Operations:
    Investment income_net.........          1.20       1.10      .95      .88        .91      .83       .80      .84       .16
    Net realized and unrealized gain (loss)
      on investments..............           .92      (.15)      .24     (1.30)     1.12      .16     (1.29)    1.12       .19
                                            ___        ___       ___      ___        ___      ___       ___      ___      ___
          Total from Investment
            Operations............          2.12      .95        1.19    (.42)      2.03      .99      (.49)    1.96       .35
                                            ___        ___       ___      ___        ___      ___       ___      ___      ___
    Distributions:
    Dividends from investment
      income_net..................          (1.20)    (1.10)    (.95)    (.88)      (.91)    (.83)     (.80)   (.84)      (.16)
    Dividends from net realized gain
      on investments..............           _       (.25)     (.30)       _         _        (.30)      _        _        _
                                            ___        ___       ___      ___        ___      ___       ___      ___      ___
          Total Distributions.....          (1.20)    (1.35)    (1.25)   (.88)      (.91)    (1.13)    (.80)    (.84)    (.16)
                                            ___        ___       ___      ___        ___      ___       ___      ___      ___
    Net asset value, end of year..          $15.30   $14.90    $14.84   $13.54     $14.66    $14.84   $13.55   $14.67    $14.67
                                            ===        ===       ===      ===        ===      ===       ===      ===      ===
TOTAL INVESTMENT RETURN (3).......          15.43%    6.50%     8.20%    (2.91%)   15.43%   7.03%(4) (3.39%)   14.83%   11.47%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to
      average net assets..........          .64%      .71%      .78%     .94%      1.03%    1.30%(4)  1.51%    1.55%    1.79%(4)
    Ratio of net investment income to
      average net assets..........         8.09%     7.23%     6.24%     6.20%      6.45%   5.38%(4)  5.61%    5.89%    5.25%(4)
    Decrease reflected in above expense
      ratios due to undertakings by
      the Manager.................          .52%      .36%      .22%     .06%        _      .20%(4)    .05%     _        _
    Portfolio Turnover Rate.......         36.90%    60.12%    274.95%  427.27%    349.24%  274.95%  427.27%  349.24%   349.24%
    Net Assets, end of year
      (000's Omitted).............        $113,434  $163,967  $197,239  $141,456  $134,545  $29,648  $35,710  $41,934      $1
    (1)  From January 15, 1993 (commencement of initial offering) to December 31, 1993.
    (2)  From October 16, 1995 (commencement of initial offering) to December 31, 1995.
    (3)  Exclusive of sales load.
    (4)  Annualized.
See notes to financial statements.

Premier GNMA Fund
NOTES TO FINANCIAL STATEMENTS
NOTE 1-Significant Accounting Policies:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    The Fund offers Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (a) Portfolio valuation: The Fund's investments (excluding U.S.
Government obligations and short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income (including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Premier GNMA Fund
NOTES TO FINANCIAL STATEMENTS (continued)
    The Fund has an unused capital loss carryover of approximately $8,882,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1995. If not applied, the carryover expires in fiscal 2002.
    In connection with the adoption of Statement of Position 93-2 ("Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies"), the Fund has reclassified $956,937 from accumulated net realized loss on investments to paid-in capital. Results of operations and net assets were not effected by this reclassification.
NOTE 2-Management Fee and Other Transactions With Affiliates:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full year. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full year that such expenses (excluding distribution expenses and certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the year ended December 31, 1995.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $9,707 for the period from December 1, 1995 through December 31, 1995.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $5,925 during the year ended December 31, 1995 from commissions earned on sales of the Fund's Class A shares.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the year ended December 31, 1995, $194,470 was charged to the Fund for the Class B shares and $2 was charged to the Fund for the Class C shares.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the year ended December 31, 1995, $344,717, $97,235 and $1 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

Premier GNMA Fund
NOTES TO FINANCIAL STATEMENTS (continued)
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-Securities Transactions:
    The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the year ended December 31, 1995, amounted to $556,749,458 and $577,517,770, respectively.
    At December 31, 1995, accumulated net unrealized appreciation on investments was $6,017,189, consisting of $6,026,570 gross unrealized appreciation and $9,381 gross unrealized depreciation.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Premier GNMA Fund
Report of Ernst & Young LLP, Independent Auditors
Shareholders and Board of Trustees
Premier GNMA Fund
    We have audited the accompanying statement of assets and liabilities of Premier GNMA Fund, including the statement of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier GNMA Fund at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              [Ernst and Young LLP signature logo]
New York, New York
February 14, 1996

[Dreyfus lion "d" logo]
Premier GNMA Fund
200 Park Avenue
New York, NY 10166
Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
Custodian
The Bank of New York
90 Washington Street
New York, NY 10286
Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903



Further information is contained
in the Prospectus, which must
precede or accompany this report.





Printed in U.S.A.                       027/614AR9512
[Dreyfus logo]
Annual Report
Premier
GNMA Fund
December 31, 1995